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                                                                 Exhibit 10.39.1
                                                                 ---------------

FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT dated as of June 28, 1996 (this "Amendment") by and among (a) Filene's Basement, Inc., a Massachusetts corporation (the "Borrower"), (b) Filene's Basement Corp., a Massachusetts corporation (the "Guarantor"), (c) The First National Bank of Boston and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), (d) The First National Bank of Boston, as agent for itself and the Banks (the "Agent"), amending the Revolving Credit and Term Loan Agreement dated as of May 23, 1996 (as amended and in effect from time to time, the "Credit Agreement") among the Borrower, the Guarantor, the Banks and the Agent. Capitalized terms used herein without other definition shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, upon the terms and subject to the conditions contained herein, the Borrower, the Guarantor, the Agent and the Banks wish to amend certain provisions of the Credit Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto hereby agree as follows:

     [SECTION]1.    AMENDMENT OF SECTION 27 OF THE CREDIT AGREEMENT. Section 27
of the Credit Agreement is hereby amended by inserting immediately before the words "the definition of Majority Banks" which appears in the second sentence of [SECTION] 27 the phrases "the Borrower's Obligations under the Credit Agreement to pay principal and/or interest on account of the Loans may not be forgiven in whole or in part without the written consent of all of the Banks and the Borrower; this [SECTION]27 may not be changed without the written consent of all of the Banks and the Borrower;".

     [SECTION]2.   CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives facsimile copies of original counterparts
(to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Borrower, the Guarantor, the Agent, and the Banks.

     [SECTION]3.    REPRESENTATION AND WARRANTIES; NO DEFAULT; AUTHORIZATION.
Each of the Borrower and the Guarantor hereby represents and warrants to each of the Agent and the Banks as follows:

     (a) Each of the representations and warranties of each of the Borrower and the Guarantor contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

     (b) This Amendment has been duly authorized, executed and delivered by each of the Borrower and the Guarantor and shall be in full force and effect upon the satisfaction of the conditions set forth in [SECTION]2 hereof, and the agreements of each of the Borrower and the Guarantor party hereto contained herein, in the Credit Agreement, as amended, and the other Loan Documents




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respectively constitute the legal, valid and binding obligations of each of the Borrower and the Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective terms.

     [SECTION]4.    ENTIRE AGREEMENT.  This Amendment, together with the Credit
Agreement as amended hereby, and the other Loan Documents, express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated except as provided in [SECTION]27 of the Credit Agreement.

     [SECTION]5.    RATIFICATION, ETC. Except as expressly amended hereby, the
Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Credit Agreement or other Loan Documents or in any related agreement or instrument to the Credit Agreement or the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby, pursuant to the provisions of the Credit Agreement.

     [SECTION]6.    IMPLIED WAIVER.  Except as expressly provided herein,
nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Borrower or the Guarantor or any right of the Agent or the Banks consequent thereon.

     [SECTION]7.    COUNTERPARTS.  This Amendment may be executed in one or
more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     [SECTION]9.    GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                        FILENE'S BASEMENT, INC.


                                        By: /s/  Steven Siegel
                                           ------------------------------------
                                           Title:  Executive Vice President &
                                                   Chief Financial Officer

                                        FILENE'S BASEMENT CORP.


                                        By: /s/  Steven Siegel
                                           ------------------------------------
                                           Title:  Executive Vice President &
                                                   Chief Financial Officer


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Individually and as Agent


                                        By:
                                           ------------------------------------
                                           Title:


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                        FILENE'S BASEMENT, INC.


                                        By:
                                           ------------------------------------
                                           Title:


                                        FILENE'S BASEMENT CORP.


                                        By:
                                           ------------------------------------
                                           Title:


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Individually and as Agent


                                        By: /s/ Betsy Ratto
                                           ------------------------------------
                                           Title: Vice President

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                            RATIFICATION OF GUARANTY



     The undersigned guarantor hereby acknowledges and consents to the foregoing Amendment as of June 28, 1996 and agrees that the Guaranty dated as of May 23, 1996, in favor of the Agent for the benefit of the Agent and the Banks, and all other Loan Documents to which the Guarantor is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.


                                        FILENE'S BASEMENT CORP.



                                        By: /s/  Steven Siegel
                                           ------------------------------------
                                           Title:  Executive Vice President &
                                                   Chief Financial Officer